UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026

Commission File Number: 001-38091

NATIONAL ENERGY SERVICES REUNITED CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	82-4881231
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

777 Post Oak Blvd., Suite 730, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

+1 (832) 925-3777

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value per share	NESR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 10, 2026, National Energy Services Reunited Corp. (“NESR” or the “Company”) issued a press release reporting its financial results for the three-month and six-month periods ended June 30, 2026, a copy of which is furnished as Exhibit 99.1 hereto and incorporated by reference into this Item 2.02. The press release was made available on the Company’s website at http://investors.nesr.com/news-events/press-releases on August 10, 2026. In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

A conference call is scheduled for 8:00 AM ET on August 10, 2026, to discuss the financial results. Investors, analysts and members of the media are invited to participate by dialing in to the U.S. toll-free line at 1-877-407-0890 or the international line at 1-201-389-0918, approximately 10 minutes prior to the start of the call. A live, listen-only earnings webcast will also be broadcast simultaneously under the “Investors” section of the Company’s website at www.nesr.com. Following the end of the conference call, a replay will be available after the event under the “Investors” section of the Company’s website.

In addition to financial results prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) included in the news release, certain information discussed in the news release and to be discussed on the conference call may constitute non-GAAP financial measures (as defined in Regulation G under the Exchange Act). These non-GAAP financial measures should be considered as supplemental to, and not as a substitute for or superior to, net income (loss), cash flows, or other measures of financial performance prepared in accordance with GAAP, as more fully described in the Company’s financial statements and filings with the Securities and Exchange Commission. Reconciliations of such non-GAAP financial measures to the most directly comparable GAAP measures are included in the news release.

Item 7.01 Regulation FD Disclosure.

On August 10, 2026, the Company issued a press release, a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 7.01. In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference into any filing under the Securities Act, except as expressly set forth by specific reference in such a filing.

See Item 2.02, “Results of Operations and Financial Condition.”

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The information set forth in the attached exhibit 99.1 listed below is furnished pursuant to Item 9.01 of this Form 8-K.

Number	Description

99.1	Press Release dated August 10, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL ENERGY SERVICES REUNITED CORP.

Date: August 10, 2026	By:	/s/ Stefan Angeli
	Name:	Stefan Angeli
	Title:	Chief Financial Officer